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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report: (Date of earliest event reported):
                                  June 7, 2000

                              QUADRAMED CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-21031                52-1992861
----------------------------     -------------------    ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)       Identification Number)


           22 PELICAN WAY, SAN RAFAEL, CA                     94901
    --------------------------------------------       ------------------
      (Address of principal executive offices)             (Zip Code)

                                 (415) 482-2100
                                 --------------
                         (Registrant's telephone number,
                              including area code)



                                       N/A
    -------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)
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Item 2.       Acquisition or Disposition of Assets

         On June 7, 2000, ChartOne, Inc. ("ChartOne"), a subsidiary of
QuadraMed Corporation ("QuadraMed"), completed the sale of 2,520,000 shares of its Series A Preferred Stock to Warburg, Pincus Equity Partners, L.P. and certain of its affiliates ("Warburg Pincus") and Prudential Securities Group, Inc. ("Prudential Securities") for an aggregate cash purchase price of $25.2 million. The sale of the securities was made pursuant to the terms of a Securities Purchase Agreement, dated as of May 5, 2000, by and among QuadraMed, QuadraMed Operating Corporation, certain investors named therein and ChartOne. The 2,520,000 shares of Series A Preferred Stock sold in the transaction represent approximately 43% of the shares of common stock of ChartOne calculated on a fully diluted basis. Pursuant to the terms of the Securities Purchase Agreement, Warburg Pincus and Prudential Securities are entitled to elect a majority of the board of directors of ChartOne. The amount of the consideration was determined based on arm's length negotiations between the parties. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 2.1.

         ChartOne is a newly-formed medical records management subsidiary of QuadraMed, to which QuadraMed transferred and assigned the assets and liabilities of its Release of Information business on May 3, 2000. The transfer and assignment were made pursuant to the terms of an Asset Contribution Agreement, dated May 3, 2000, by and among ChartOne, QuadraMed and QuadraMed Operating Corporation. A copy of the Asset Contribution Agreement is attached hereto as Exhibit 10.1. In connection with the transfer and assignment, ChartOne issued to QuadraMed two promissory notes in an aggregate principal amount of approximately $12 million, which were paid in full on June 7, 2000.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

Exhibit 2.1 Securities Purchase Agreement, dated as of May 5, 2000, by and among QuadraMed Corporation, QuadraMed Operating Corporation, Certain Investors and ChartOne, Inc.

Exhibit 10.1 Asset Contribution Agreement, dated May 3, 2000 by and among ChartOne, QuadraMed and QuadraMed Operating Corporation

Exhibit 10.2 ChartOne, Inc. Stockholders Agreement, dated as of June 7, 2000, among ChartOne, Inc., QuadraMed Operating Corporation, and certain investors named therein

Exhibit 10.3 ChartOne, Inc. Registration Right Agreement, dated as of June 7, 2000, among ChartOne, Inc., QuadraMed Operating Corporation, and certain investors named therein

Exhibit 10.4 Second Amended and Restated Certificate of Incorporation of ChartOne, Inc.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   QUADRAMED CORPORATION


                                   By:     /s/  LAWRENCE P. ENGLISH
                                         ---------------------------------------

                                   Name:   LAWRENCE P. ENGLISH
                                   Title:  Chief Executive Officer


                                   By:     /s/  MARK THOMAS
                                         ---------------------------------------

                                   Name:   MARK THOMAS
                                   Title:  Chief Financial Officer

Date:  June 20, 2000


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                               INDEX OF EXHIBITS

Exhibit 2.1 Securities Purchase Agreement, dated as of May 5, 2000, by and among QuadraMed Corporation, QuadraMed Operating Corporation, Certain Investors and ChartOne, Inc.

Exhibit 10.1 Asset Contribution Agreement, dated May 3, 2000 by and among ChartOne, QuadraMed and QuadraMed Operating Corporation

Exhibit 10.2 ChartOne, Inc. Stockholders Agreement, dated as of June 7, 2000, among ChartOne, Inc., QuadraMed Operating Corporation, and certain investors named therein

Exhibit 10.3 ChartOne, Inc. Registration Right Agreement, dated as of June 7, 2000, among ChartOne, Inc., QuadraMed Operating Corporation, and certain investors named therein

Exhibit 10.4 Second Amended and Restated Certificate of Incorporation of ChartOne, Inc.